PAGE

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.


                                                     /s/A. David Brown
                                                    -----------------

PAGE



                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.


                                                  /S/William A. Dolan, II
                                                  -----------------------


PAGE

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.

                                                     /S/William C. Gray
                                                     ------------------


PAGE


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.

                                                  /S/C. Edward Herder
                                                  -------------------


PAGE




                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.

                                                  /S/Frederick H. Jarvis
                                                  ----------------------

PAGE


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.

                                                /S/William M. Kearns, Jr.
                                                -------------------------

PAGE



                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.

                                                    /S/Joan Lamm-Tennant
                                                    --------------------

PAGE


                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.

                                               /S/S. Griffin McClellan III
                                               ---------------------------

PAGE



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.

                                                   /S/Russell R. Moffett
                                                   ---------------------

PAGE


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.

                                                        /S/William M. Rue
                                                        -----------------

PAGE

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.

                                                  /S/Thomas D. Sayles, Jr.
                                                  ------------------------

PAGE

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.

                                                  /S/J. Brian Thebault
                                                  --------------------

PAGE


                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints James W. Entringer his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of common stock of the Company, to be issued pursuant to the Selective Insurance Stock Option Plan II, including, without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the undersigned's capacity as a member of the Board of Directors of the Company to a Registration Statement on Form S-8 or other appropriate form covering the said plan interests and shares of common stock (the "Registration Statement"), and any amendments thereto, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8 day of October, 1997.


                                                   /S/Gregory E. Murphy
                                                   --------------------